SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of report (Date of earliest event reported) July 24, 1998
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                              GATX Corporation
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             (Exact Name of Registrant as Specified in Charter)

                                  New York
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               (State or Other Jurisdiction of Incorporation)

           1-2328                              36-1124040
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    (Commission File Number)         (IRS Employer Identification No.)

            500 West Monroe Street, Chicago, Illinois 60661-3676
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            (Address of Principal Executive Offices) (Zip Code)

                               (312) 621-6200
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            (Registrant's Telephone Number, Including Area Code)

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       (Former Name or Former Address, if Changed Since Last Report)








                            Page 1 of 116 Pages

                         (Exhibit Index at Page 9)

Item 5.           Other Events.

A.       Adoption of Shareholder Rights Plan

         On July 24, 1998, the Board of Directors of GATX Corporation Inc. (the "Company") declared a dividend distribution of one Right for each outstanding share of common stock, par value $0.625 per share (the "Common Stock"), of the Company to shareholders of record at the close of business on August 14, 1998 (the "Record Date"). Except as described below, each Right, when exercisable, entitles the registered holder to purchase from the Company one one-thousandth of a share of Series 2 Junior Participating Preferred Stock, $1.00 par value per share (the "Preferred Stock"), at a price of $160 per one one-thousandth share (the "Exercise Price"), subject to adjustment.

         The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

         Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Right certificates will be distributed. Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of Common Stock (the "Shares Acquisition Date") or (ii) 15 business days (or such later date as may be determined by action of the Board of Directors of the Company (the "Board of Directors") prior to the time that any person becomes an Acquiring Person) following the commencement of (or a public announcement of an intention to make) a tender or exchange offer if, upon consummation thereof, such person or group would be the beneficial owner of 20% or more of such outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced by the Common Stock certificates together with a copy of this Summary of Shareholder Rights Plan and not by separate certificates.

         The Rights Agreement also provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption, expiration or termination of the Rights), the transfer of any certificates for Common Stock, with or without a copy of this Summary of Shareholder Rights Plan, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, such separate Right Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribution Date and will expire at the earlier of (i) August 14, 2008 (the "Final Expiration Date") and (ii) the redemption of the Rights by the Company as described below.

         Subject to adjustment, one Right will be issued in respect of each share of Common Stock which is issued either (i) after the Record Date but prior to the earliest of the Distribution Date, the redemption of the Rights or the Final Expiration Date or (ii) upon the conversion of shares of $2.50 Cumulative Convertible Preferred Stock or $2.50 Cumulative Convertible Preferred Stock, Series B after the Distribution Date but prior to the earlier of the redemption of the Rights and the Final Expiration Date.

         If any person (other than the Company, its subsidiaries or any person receiving newly-issued shares of Common Stock directly from the Company) becomes the beneficial owner of 20% or more of the then outstanding shares of Common Stock, each holder of a Right will thereafter have the right to receive, upon exercise at the then current exercise price of the Right, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. The Rights Agreement contains an exemption for any issuance of Common Stock by the Company directly to any person (for example, in a private placement or an acquisition by the Company in which Common Stock is used as consideration), even if that person would become the beneficial owner of 20% or more of the Common Stock, provided that such person does not acquire any additional shares of Common Stock.

         If, at any time following the Shares Acquisition Date, the Company is acquired in a merger or other business combination transaction or 50% or more of the Company's assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon exercise at the then current exercise price of the Right, common stock of the acquiring or surviving company having a value equal to two times the exercise price of the Right.

         Notwithstanding the foregoing, following the occurrence of any of the events set forth in the preceding two paragraphs (the "Triggering Events"), any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will immediately become null and void.

         The Exercise Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution, among other circumstances, in the event of a stock dividend on, or a subdivision, split, combination, consolidation or reclassification of, the Preferred Stock or the Common Stock, or a reverse split of the outstanding shares of the Preferred Stock or the Common Stock.

         With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments require an adjustment of at least 1% in the Exercise Price. The Company will not be required to issue fractional shares of Preferred Stock or Common Stock (other than fractions in multiples of one-thousandths of a share of Preferred Stock) and, in lieu thereof, an adjustment in cash may be made based on the market price of the Preferred Stock or Common Stock on the last trading date prior to the date of exercise.

         The Preferred Stock is a new series of preferred stock that is nonredeemable and that ranks junior to other series of preferred stock of the Company that are currently issued or may be issued in the future. Each share of Preferred Stock will be entitled to a minimum preferential quarterly dividend of $1.00 per share but will be entitled to an aggregate dividend equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, each share of Preferred Stock will be entitled to a minimum preferential liquidation payment of $.01 per share but will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock and other capital stock of the Company. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions. Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth of a share of Preferred Stock purchasable upon the exercise of each Right should approximate the value of one share of Common Stock.

         At any time after the date of the Rights Agreement until the time that a person becomes an Acquiring Person, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), which may (at the option of the Company) be paid in cash, shares of Common Stock or other consideration deemed appropriate by the Board of Directors. Upon the effectiveness of any action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

         The Board of Directors of the Company is generally responsible for administering, interpreting and making all decisions and taking all actions with respect to the Rights Agreement, including, without limitation, the decision to redeem or exchange the Rights or to amend the Rights Agreement.

         The provisions of the Rights Agreement may be amended by the Company, except that any amendment adopted after the time that a person becomes an Acquiring Person may not adversely affect the interests of holders of Rights.

         As of June 30, 1998, there were 49,209,688 shares of Common Stock outstanding and 4,826,116 shares of Common Stock reserved for issuance under employee benefit plans or upon conversion of shares of $2.50 Cumulative Convertible Preferred Stock or $2.50 Cumulative Convertible Preferred Stock, Series B. Each outstanding share of Common Stock on August 14, 1998 will receive one Right. In addition, each share of Common Stock issued either (i) after the Record Date but prior to the earliest of the Distribution Date, the redemption of the Rights and the Final Expiration Date or (ii) upon the conversion of shares of $2.50 Cumulative Convertible Preferred Stock and $2.50 Cumulative Convertible Preferred Stock, Series B, after the Record Date but prior to the earlier of the redemption of the Rights and the Final Expiration Date, will receive one Right, subject to adjustment as provided in the Rights Agreement. 120,000 shares of Preferred Stock will be reserved for issuance in the event of exercise of the Rights.

         The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on the Rights being redeemed or a substantial number of Rights being acquired, and under certain circumstances the Rights beneficially owned by such a person or group will become void. The Rights should not interfere with any merger or other business combination approved by the Board of Directors because, if the Rights would become exercisable as a result of such merger or business combination, the Board of Directors may, at its option, at any time prior to the time that any Person becomes an Acquiring Person, redeem all (but not less than all) of the then outstanding Rights at the Redemption Price.

         A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an exhibit to two Registration Statements on Form 8-A, which are being filed with respect to the national securities exchanges on which the Common Stock is listed. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

B.       Adoption of Advance Notice By-Law Provision

         On July 24, 1998, the Board of Directors of the Company amended the Company's ByLaws to add a provision requiring that shareholders of the Company give advance notice of any intent to propose new business or nominate directors for election at an annual meeting. This advance notice provision will afford shareholders a fair opportunity to present proposals or nominations for consideration at an annual meeting, while assuring that all shareholders have a reasonable opportunity to consider such proposals or nominations in an orderly, informed and thoughtful manner.

         Under the advance notice provision, a shareholder's notice must be addressed to the Secretary of the Company and received at the principal executive offices of the Company not more than 120 days and not less than 90 days prior to the first anniversary date of the immediately preceding annual meeting of shareholders. In the event that the annual meeting is called for a date which is not within 60 days before or after such anniversary date, notice by the shareholder, to be timely, must be received no later than the close of business on the 15th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first.

         Such shareholder's notice shall set forth: (a) as to each person whom the shareholder proposes to nominate at the annual meeting for election to the Board of Directors, (i) the name, age, business address and residential address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company which are beneficially owned by such person, (iv) a description of all arrangements or understandings between such shareholder and such person, (v) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and any other rules of the Securities and Exchange Commission, (vi) such other information as may be reasonably required by the Company to determine the eligibility of such person to serve as a director of the Company, and (vii) any such person's written consent to serve as a director if so elected; (b) as to any other business that such shareholder proposes to bring before the annual meeting,
(i) a description of the business desired to be brought before the meeting in sufficient detail for such business to be summarized in the agenda for the meeting, (ii) the reasons for conducting such business at the meeting, and (iii) any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such shareholder, as it appears on the Company's books, and of any such beneficial owner, and (ii) the class and number of shares of the Company which are owned beneficially and of record by such shareholder and any such beneficial owner.

         Notwithstanding compliance with the foregoing requirements, no person proposed to be nominated to the Board of Directors by a shareholder pursuant to this procedure shall become a nominee for election to the Board of Directors and no other business shall be considered at the annual meeting unless the shareholder who has provided the notice, or his proxy, nominates such person or introduces such business at the meeting, as the case may be.

         The presiding officer of the annual meeting shall, if the facts warrant, refuse to acknowledge a nomination or the consideration of business which was not made in compliance with the foregoing requirements.

         Pursuant to the foregoing requirements, written notice of any intent to propose new business or nominate directors for election at the 1999 annual meeting of the shareholders of the Company will need to be received by the Secretary of the Company not earlier than December 25, 1998 nor later than January 24, 1999 (being not more than 120 days, nor less than 90 days, prior to the first anniversary of the 1998 annual meeting, which was held on April 24, 1998).

         This summary description of the advance notice By-Law provision does not purport to be complete and is qualified in its entirety by reference to Section 11 of Article I of the By-Laws attached as Exhibit 3B, which is hereby incorporated in this Current Report on Form 8-K by reference.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.    Exhibit

    3A.        Restated Certificate of Incorporation
               of GATX Corporation, as amended through
               July 24, 1998.

    3B.        By-Laws of GATX Corporation, as amended
               and restated as of July 24, 1998.

    4A. Rights Agreement, dated as of July 24, 1998, between GATX Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes as Exhibit A thereto the Form of Certificate of Amendment of Certificate of Incorporation fixing the number, designation, relative rights, preferences and limitations of the Preferred Stock, as Exhibit B thereto the Form of Right Certificate and as Exhibit C thereto the Summary of Shareholder Rights Plan.

    99A.       Form of Letter to Shareholders of GATX Corporation.

    99B.       Press Release by GATX Corporation, dated July 24, 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     GATX CORPORATION




Date:     July 24, 1998              By:      /s/    David B. Anderson
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                                              Name: David B. Anderson
                                              Title: Vice President, Corporate
                                                       Development, General
                                                       Counsel and Secretary




                                                   EXHIBIT INDEX


Exhibit No.         Exhibit                                                       Page
-----------         -------                                                       ----

       3A.          Restated Certificate of Incorporation of GATX                  10
                    Corporation, as amended through July 24, 1998.
       3B.          By-Laws of GATX Corporation, as amended and                    43
                    restated as of July 24, 1998.
       4A.          Rights Agreement, dated as of July 24, 1998,                   59
                    between GATX Corporation and ChaseMellon
                    Shareholder Services, L.L.C., as Rights Agent, which
                    includes as Exhibit A thereto the Form of Certificate
                    of Amendment of Certificate of Incorporation fixing
                    the number, designation, relative rights, preferences
                    and limitations of the Preferred Stock, as Exhibit B
                    thereto the Form of Right Certificate and as Exhibit C
                    thereto the Summary of Shareholder Rights Plan.
       99A.         Form of Letter to Shareholders of GATX Corporation.            115
       99B.         Press Release by GATX Corporation, dated July 24,              116
                    1998.